Marise Assaf

UNITED ARAB EMIRATES

ABU DHABI MUNICIPALITY & TOWN PLANNING

EXTRACT

LEASE CONTRACT OF

A LAND PLOT TO BUILD A FACTORY (PROVISIONAL)

NO.: 31, SECTOR: 35/M

AL MUSSAFAH

DATE	:	MAY 8, 2001
LESSOR (1ST PARTY)	:	ABU DHABI MUNICIPALITY REPRESENTED BY H.E. THE CHAIRMAN OF THE DEPARTMENT, P.O. BOX: 263
LESSEE (2ND PARTY)	:	DHAFER S. J. AL AHBABI AND MUBARAK S. J. AL AHBABI CITY MIX L.L.C.
ADDRESS	:	SOUTHERN CHICKEN OFFICE- MADINAT ZAYED (READY-MIX FACTORY) PHONE : 6323630
LEASED PREMISES	:	LAND PLOT NO.31
LOCATION	:	35/M, MUSSAFAH
AREA	:	300 X 300 SQ M
LEASE PURPOSE	:	BUILDING A FACTORY
LEASE TERM	:	NINE MONTHS FROM JULY 6, 2001 TO APRIL 5, 2002
RENTAL VALUE	:	AED 6,750/- (FOR NINE MONTHS)

FIRST PARTY / LESSOR
/ SEAL AND SIGNATURE /

SECOND PARTY / LESSEE
/ SIGNATURE /

اشهد انا الموقع على هذا المستند، بصفتي مترجماً قانونياً مرخصاً ومحلفاً من قبل وزارة العدل، بان الترجمة المرفقة صحيحة ومطابقة للنص الأصلي.

I, the signatory to this document, as legal translator duly licensed and sworn by the Ministry of Justice, do hereby certify that the enclosed translation is correct and identical to the original text.

بسم الله الرحمن الرحيم

G. O. S. B.

LEGAL TRANSLATION

COPY

جوسب

للترجمة القانونية

GULF OFFICE SERVICES BUREAU

مكتب الخليج للخدمات المكتبية

Marise Assaf

UNITED ARAB EMIRATES

EMIRATE OF ABU DHABI

GENERAL REVENUE RECEIPT

NO.	:	0945264
ACCOUNT NO.	:	365110
AMOUNT	:	AED 11,250/-
RECEIVED FROM	:	MUBARAK S. J. AL AHBABI AND CITY MIX
AMOUNT IN WORDS	:	ELEVEN THOUSAND TWO HUNDRED FIFTY DIRHAMS ONLY
BEING	:	RENTAL OF LAND PLOT NO.: 31 35/M, MUSSAFAH PLUS THE RENTAL BALANCE FROM JULY 6, 2001 TO JULY 5, 2003
AMOUNT	:	AED 11,250/-
DATE	;	MAY 12, 2003

RECEIVED FOR AND ON BEHALF OF THE DEPARTMENT, ABU DHABI

CASHIER

/ SIGNED & STAMPED /

تنويه :
إن تصديق هذه الترجمة من قبل وزارة العدل يتطلب إبراز النص الأصلي مصدقا حسب الأصول.

(Ap/3982-04)

اشهد انا الموقع على هذا المستند، بصفتي مترجماً قانونياً مرخصاً ومحلفاً من قبل وزارة العدل، بان الترجمة المرفقة صحيحة ومطابقة للنص الأصلي.

I, the signatory to this document, as legal translator duly licensed and sworn by the Ministry of Justice, do hereby certify that the enclosed translation is correct and identical to the original text.

أبوظبي – شارع حمدان – بناية العين الاهلية للتأمين – هاتف : ٠٢-٦٢٧١٠٦٢ / ٦٢٦٨٣٦٨-٠٢ – فاكس : ٠٢-٦٢٧٢٩١٧

Abu Dhabi - Hamdan St. - Al Ain Ahlia Ins. Building - Tel.: 02-6271062 / 6268368 - Fax : 02-6272917

e-mail : s1212@emirates.net.ae

بسم الله الرحمن الرحيم

G. O. S. B.

LEGAL TRANSLATION

جوسب

COPY للترجمة القانونية

GULF OFFICE SERVICES BUREAU

مكتب الخليج للخدمات المكتبية

Marise Assaf

UNITED ARAB EMIRATES

EMIRATE OF ABU DHABI

GENERAL REVENUE RECEIPT

NO.	:	1669259
ACCOUNT NO.	:	365110
AMOUNT	:	AED 9000/-
RECEIVED FROM	:	MUBARAK S. J. AL AHBABI AND CITY MIX
AMOUNT IN WORDS	:	NINE THOUSAND DIRHAMS ONLY
BEING	:	RENTAL OF LAND PLOT NO.: 31 35/M, MUSSAFAH
		FROM JULY 6, 2003 TO JULY 5, 2004
AMOUNT	:	AED 9000/-
DATE	;	APRIL 4, 2004

RECEIVED FOR AND ON BEHALF OF THE DEPARTMENT, ABU DHABI

CASHIER

/ SIGNED & STAMPED /

تنويه :
إن تصديق هذه الترجمة من قبل وزارة العدل يتطلب إبراز النص الأصلي مصدقا حسب الأصول.

(Ar/3982-04)

اشهد انا الموقع على هذا المستند، بصفتي مترجماً قانونياً مرخصاً ومحلفاً من قبل وزارة العدل، بان الترجمة المرفقة صحيحة ومطابقة للنص الأصلي.

I, the signatory to this document, as legal translator duly licensed and sworn by the Ministry of Justice, do hereby certify that the enclosed translation is correct and identical to the original text.

أبوظبي – شارع حمدان – بناية العين الأهلية للتأمين – هاتف : ٦٢٧١٠٦٢ / ٦٢٦٨٣٦٨–٠٢ – فاكس : ٦٢٧٢٩١٧–٠٢

Abu Dhabi - Hamdan St. - Al Ain Ahlia Ins. Building - Tel. : 02-6271062 / 6268368 - Fax : 02-6272917

e-mail : s1212@emirates.net.ae

بسم الله الرحمن الرحيم

G. O. S. B.

LEGAL TRANSLATION

جوسب

للترجمة القانونية

GULF OFFICE SERVICES BUREAU

مكتب الخليج للخدمات المكتبية

EMIRATE OF ABU DHABI	No. 2008084 / E					
	File No. :					
	SUB HEAD					
GENERAL REVENUE RECEIPT	FUND	Org.	B/G	Account	DH.	FILS
				265110	9000	00

Received from : MUBARAK SAHMI JABER AL AHBABI / CITYMIX

Amount in words : Nine Thousand only

Being:

DH. 9,000

Date: December 27, 2004

Received for and on behalf of

Abu Dhabi Municipality

Cashier

/ Signed and Stamped /

(Jan 255/05)

اشهد أنا الموقع على هذا المستند، بصفتي مترجماً قانونياً مرخصاً ومحلفاً من قبل وزارة العدل، بان الترجمة المرفقة صحيحة ومطابقة للنص الأصلي.

I, the signatory to this document, as legal translator duly licensed and sworn by the Ministry of Justice, do hereby certify that the enclosed translation is correct and identical to the original text.

أبوظبي – شارع حمدان – بناية العين الأهلية للتأمين – هاتف : ٦٢٧١٠٦٢ / ٦٢٦٨٣٦٨-٠٢ – فاكس : ٦٢٧٢٩١٧-٠٢

Abu Dhabi - Hamdan St. - Al Ain Ahlia Ins. Building - Tel. : 02-6271062 / 6268368 - Fax : 02-6272917

e-mail : s1212@emirates.net.ae

بسم الله الرحمن الرحيم

G. O. S. B.
LEGAL TRANSLATION

جوسب
للترجمة القانونية

COPY

GULF OFFICE SERVICES BUREAU
مكتب الخليج للخدمات المكتبية

Fadila Boussaa

Emirate of Abu Dhabi

Extract

General Revenue Receipt

No. 3498455			
	Org.	Account	Amount
	0420100	365110	9.000/-
	0420100	370510	600/-

We have received from Mr./ **Mubarak Sahmi Jaber Alahbabi** the amount of **Dhs./ 9.600/-** (Nine Thousand Six Hundred), being the rent and expenses for plot No. 31 m/35 from July 6, 2005 to July 5, 2006, in cash.

Date: Sep. 14, 2005.

/ Signed /

Cashier

Abu Dhabi Municipality

(Jan.267/06)

اشهد انا الموقع على هذا المستند، بصفتي مترجماً قانونياً مرخصاً ومحلفاً من قبل وزارة العدل، بان الترجمة المرفقة صحيحة ومطابقة للنص الأصلي.

I, the signatory to this document, as legal translator duly licensed and sworn by the Ministry of Justice, do hereby certify that the enclosed translation is correct and identical to the original text.

أبوظبي – شارع حمدان – بناية العين الأهلية للتأمين – هاتف : ٦٢٧١٠٦٢ / ٦٢٦٨٣٦٨-٠٢ – فاكس : ٦٢٧٢٩١٧-٠٢.
Abu Dhabi - Hamdan St. - Al Ain Ahlia Ins. Building - Tel. : 02-6271062 / 6268368 - Fax : 02-6272917
e-mail : s1212@emirates.net.ae